SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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Investment Managers Series Trust III

(Name of Registrant as Specified in Its Charter)

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INVESTMENT MANAGERS SERIES TRUST III

MAST MANAGED FUTURES STRATEGY FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST [20], 2026

A Special Meeting of Shareholders of the Mast Managed Futures Strategy Fund (the “Fund”) will be held on August [20], 2026, at 11:00 a.m., Pacific time, at the office of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740. At the meeting, shareholders of the Fund will consider and vote on:

1.	The approval of Tidal Investments, LLC (“Tidal”) as sub-advisor to the Mast HedgeIndex Managed Futures Strategy ETF (the “ETF”).

2.	Any other matters that properly come before the meeting.

Shareholders of the Fund of record as of the close of business on July 31, 2026, are entitled to notice of, and to vote at, the Fund’s Special Meeting or any adjournment thereof; however, we are not soliciting shareholder proxies with respect to the meeting. Instead, the Trust is required to provide an Information Statement to Fund shareholders explaining the proposal on which the Fund’s shareholders will be voting.

In particular, we note that the Mast Multialternative Strategy Fund, a separate series of Investment Managers Series Trust III managed by the Fund’s investment advisor, Manteio Scalable Technologies LLC (“Mast Investments” or the “Advisor”), owns [over 50%] of the Fund’s outstanding shares as of July 31, 2026, and the Mast Multialternative Strategy Fund has indicated its intention to vote to approve Tidal as sub-advisor to the ETF. Accordingly, the Mast Multialternative Strategy Fund’s vote will be sufficient to approve Tidal as the sub-advisor of the ETF. Therefore, we are providing to Fund shareholders an Information Statement relating to Tidal’s approval as the ETF’s sub-advisor in lieu of a proxy statement pursuant to Rule 14c-2 of the Securities Exchange Act of 1934, as amended.

Further, we note that Fund shareholders are voting to approve the ETF’s sub-adviser (not the Fund’s sub-adviser) because, earlier this year, Fund shareholders voted to approve the reorganization of the Fund into the ETF (the “Reorganization”) and the sub-advisory agreement between the Advisor (defined below) and Tidal, with respect to the ETF, is expected to be effective upon the closing of the Reorganization.

We are not asking you for a proxy. Please do not send us a proxy.

By order of the Board of Trustees,

Maureen Quill

President

August [   ], 2026

IMPORTANT NEWS ABOUT

MAST MANAGED FUTURES STRATEGY FUND

August [   ], 2026

To the Shareholders of the Mast Managed Futures Strategy Fund:

The Board of Trustees of Investment Managers Series Trust III (the “Trust”) has called a meeting of the shareholders of the Mast Managed Futures Strategy Fund (the “Fund”) to be held on August 20, 2026, to consider approval of a new sub-advisory agreement between Manteio Scalable Technologies LLC (“Mast Investments” or the “Advisor”) and Tidal Investments, LLC (“Tidal” or the “Sub-Advisor”) with respect to the Mast HedgeIndex Managed Futures Strategy ETF (the “Managed Futures Strategy ETF”), a newly organized series of the Trust (the “Sub-Advisory Agreement”). Although the Trust is not soliciting shareholder proxies with respect to the meeting, the Trust is required to provide an Information Statement to Fund shareholders explaining the proposal on which the Fund’s shareholders will be voting.

In particular, we note that the Mast Multialternative Strategy Fund, a separate series of the Trust managed by the Advisor, owns [over 50%] of the Fund’s outstanding shares as of July 31, 2026 (the “Record Date”), and the Mast Multialternative Strategy Fund has indicated its intention to vote to approve the Sub-Advisory Agreement. Accordingly, the Mast Multialternative Strategy Fund’s vote will be sufficient to approve the Sub-Advisory Agreement and appoint Tidal as the ETF’s sub-advisor. Therefore, we are providing you an Information Statement relating to the approval of the Sub-Advisory Agreement in lieu of a proxy statement, pursuant to Rule 14c-2 of the Securities Exchange Act of 1934, as amended. We are not asking you for a proxy. Please do not send us a proxy.

Further, we note that Fund shareholders are voting to approve the ETF’s sub-adviser (not the Fund’s sub-adviser) because, earlier this year, at a special meeting held on May 22, 2026, Fund shareholders voted to approve the reorganization of the Fund into the ETF (the “Reorganization”) and the Sub-Advisory Agreement is expected to be effective upon the closing of the Reorganization. The Reorganization is expected to occur later this year. At the time of the special meeting to vote on the Reorganization, Mast Investments, the investment advisor to the Fund and the ETF, did not contemplate having a sub-advisor for the ETF, but now Mast Investments intends to enter into, and the Board of Trustees of the Trust has approved the Sub-Advisory Agreement upon the closing date of the Reorganization.

There will be no increase in the ETF’s fees that were previously presented to shareholders of the Fund as a result of the appointment of Tidal as sub-advisor to the ETF.

In anticipation of the Reorganization and these related events, the Board of Trustees of the Trust (the “Board”, including a majority of the Trustees who are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), at a meeting held on July 21, 2026, considered and approved the Sub-Advisory Agreement.

This package features more information about these matters. Please take a few moments to read them. Call us at 1-833-829-0010 if you have any questions. On behalf of the Board of Trustees, I thank you for your continued investment in the Fund.

Sincerely,

Maureen Quill

Maureen Quill

President

INFORMATION STATEMENT TO SHAREHOLDERS OF THE

MAST MANAGED FUTURES STRATEGY FUND

This document is an Information Statement and is being furnished to shareholders of the Mast Managed Futures Strategy Fund (the “Fund”), a series of Investment Managers Series Trust III (the “Trust”). Manteio Scalable Technologies LLC (“Mast Investments” or the “Advisor”) serves as the investment advisor for the Fund.

The Board of Trustees of the Trust (the “Board”) has called a meeting of the shareholders of the Fund to be held on August [20], 2026, at 11:00 a.m. Pacific time, at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740, to consider approval of a new sub-advisory agreement between the Advisor and Tidal Investments, LLC (“Tidal”) with respect to the Mast HedgeIndex Managed Futures Strategy ETF (the “Managed Futures Strategy ETF” or the “ETF”), a series of the Trust (the “Sub-Advisory Agreement”). Although the Trust is not soliciting shareholder proxies with respect to the meeting, the Trust is required to provide an Information Statement to the shareholders of the Fund explaining the proposal on which the Fund’s shareholders will be voting.

In particular, we note that the Mast Multialternative Strategy Fund, a separate series of the Trust that is also managed by the Advisor, owns [over 50%] of the Fund’s outstanding shares as of July 31, 2026, and the Mast Multialternative Strategy Fund has indicated its intention to vote to approve Tidal as sub-advisor to the ETF. Accordingly, the Mast Multialternative Strategy Fund’s vote will be sufficient to approve Tidal as the ETF’s sub-advisor. As such, we are providing to Fund shareholders an Information Statement relating to Tidal’s approval as the ETF’s sub-advisor in lieu of a proxy statement pursuant to Rule 14c-2 of the Securities Exchange Act of 1934, as amended. We are not asking you for a proxy. Please do not send us a proxy.

Further, we note that Fund shareholders are voting to approve the ETF’s sub-adviser (not the Fund’s sub-adviser) because, earlier this year, Fund shareholders voted to approve the reorganization of the Fund into the ETF (the “Reorganization”) and the Sub-Advisory Agreement is expected to be effective upon the closing of the Reorganization.

This Information Statement is being mailed on or about August [   ], 2026, to the shareholders of the Fund as of July 31, 2026 (the “Record Date”). The number of shares of each Class of the Fund outstanding on the Record Date was as follows:

Class	Number of Issued and Outstanding Shares
Class A	[ ]
Class I	[ ]
Class C	[ ]

Shareholders of the Fund are entitled to one vote for each whole share held and fractional votes for fractional shares held on the Record Date. Information regarding shareholders who owned beneficially 5% or more of a class of shares of the Fund as of July 31, 2026 is set forth in Exhibit A. [To the knowledge of the Advisor, the executive officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the Fund and of the Trust as of July 31, 2026.]

Approval of Tidal as sub-advisor to the Managed Futures Strategy ETF will require the vote of a “majority of the outstanding voting securities” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). This means the lesser of (1) 67% or more of the shares of the Fund present at the meeting if the owners of more than 50% of the Fund’s shares then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund entitled to vote at the meeting.

The Fund will pay the expenses of preparing this Information Statement, which are estimated to be [$12,000]. The Information Statement is available at https://www.mast-funds.com.

WE ARE NOT ASKING YOU FOR A PROXY.

PLEASE DO NOT SEND US A PROXY.

I.	Introduction

Earlier this year, shareholders of the Fund received a proxy statement regarding the reorganization of the Fund into the Managed Futures Strategy ETF, a newly organized exchange traded fund. At a special meeting held on May 22, 2026, shareholders of the Fund voted to approve the Reorganization, and the Reorganization is expected to occur later this year. At the time of the special meeting to vote on the Reorganization, the Advisor did not contemplate having a sub-advisor for the Managed Futures Strategy ETF, but now the Advisor intends to enter into the Sub-Advisory Agreement and, upon the closing date of the Reorganization, the Sub-Advisory Agreement is expected to be effective.

There will be no increase in the Managed Futures Strategy ETF’s fees that were previously presented to shareholders of the Fund as a result of the appointment of Tidal as sub-advisor to the Managed Futures Strategy ETF.

In anticipation of the Reorganization and these related events, the Board, including the Trustees who are not “interested persons” of the Trust as that term is defined in the 1940 Act (the “Independent Trustees”), at a meeting held on July 21, 2026, considered and unanimously approved the Sub-Advisory Agreement.

Although the Board has called a meeting of Fund shareholders to consider approval of the Sub-Advisory Agreement, the Trust is not soliciting shareholder proxies with respect to the meeting. Instead, the Trust is required to provide an Information Statement to Fund shareholders explaining the proposal on which the Fund’s shareholders will be voting.

In particular, we note that the Mast Multialternative Strategy Fund, a series of the Trust managed by the Advisor, owns [over 50%] of the Fund’s outstanding shares. The Mast Multialternative Strategy Fund has indicated its intention to vote to approve the proposed Sub-Advisory Agreement. The Mast Multialternative Strategy Fund’s vote will be sufficient to approve the Sub-Advisory Agreement. Accordingly, we are not asking you for a proxy. Please do not send us a proxy.

II.	Information about the Advisor

Mast Investments serves as the investment advisor to the Fund and following the Reorganization, will serve as investment advisor to the Managed Futures Strategy ETF. Since the Fund’s inception, the Advisor, located at 111 Town Square Place, Suite 1203, Jersey City, New Jersey 07310, serves as the investment advisor for the Fund. The Advisor is registered with the SEC as an investment advisor under the Investment Advisors Act of 1940, as amended. The Advisor manages accounts for individuals and institutions as well as registered investment companies. Mast Investments is an indirect subsidiary of Manteio Partners LLC, and is under common control with Manteio Capital LLC, which has been registered with the SEC as an investment advisor since 2021. Mast Investments is a direct wholly-owned subsidiary of Manteio Scalable Partners LLC. The indirect principal owner of Mast Investments is Yung-Shin Kung, President. The principal partners of Manteio Partners LLC are: Peter A. Christodoulou, Michael J. Cash, Chief Investment Officer of Manteio, and Marcus Novacheck, Head of Equity Market Liquidity. None of Mast Investments’ active principal officers and directors has any position with the Trust, the Fund or the Managed Futures Strategy ETF.

Subject to the general supervision of the Board, the Advisor is responsible for managing the Managed Futures Strategy ETF in accordance with the Managed Futures Strategy ETF’s investment objective and policies. As the investment advisor to the Managed Futures Strategy ETF, the Advisor has the ability to delegate certain day-to-day portfolio management responsibilities to one or more sub-advisors, and in that connection is responsible for making recommendations to the Board with respect to hiring, termination and replacement of any sub-advisor of the ETF.

Under the terms of the Sub-Advisory Agreement, Tidal will, subject to the supervision of the Advisor and the Board, and in accordance with the investment objective and policies of the Managed Futures Strategy ETF and applicable laws and regulations, implement the Managed Futures Strategy ETF’s investment program by, among other things, trading portfolio securities and performing related services, and rebalancing the Managed Futures Strategy ETF’s portfolio in accordance with investment strategy provided by the Advisor. The Advisor retains overall supervisory responsibility for the general management and investment of the Managed Futures Strategy ETF’s securities portfolio and is responsible for overseeing the activities performed by Tidal.

III.	Appointment of Tidal as Sub-Advisor to the Managed Futures Strategy ETF

At the meeting held on July 21, 2026, the Board, including the Independent Trustees, unanimously approved the appointment of Tidal as a new sub-advisor to the Managed Futures Strategy ETF and the Sub-Advisory Agreement between the Advisor and Tidal.

No Trustees or officers of the Trust are officers, employees, directors, managers or members of Tidal. In addition, since the beginning of the Trust’s last fiscal year, no Trustee has had, directly or indirectly, a material interest in Tidal, any of Tidal’s parents or subsidiaries, or any subsidiaries of a parent of any such entities, and no Trustee has been a party to a material transaction or material proposed transaction to which Tidal, any of its parents or subsidiaries, or any subsidiaries of a parent of any such entities, was or is to be a party.

IV.	The Sub-Advisory Agreement

Under the terms of the Sub-Advisory Agreement, Tidal will, subject to the supervision of the Advisor and the Board, and in accordance with the investment objective and policies of the Managed Futures Strategy ETF and applicable laws and regulations, implement the Managed Futures Strategy ETF’s investment program by, among other things, trading portfolio securities and performing related services, and rebalancing the Managed Futures Strategy ETF’s portfolio in accordance with investment strategy provided by the Advisor.

The Sub-Advisory Agreement generally provides that Tidal will not be liable for any losses suffered by the Managed Futures Strategy ETF resulting from any mistake of judgment or in any event whatsoever, except for losses resulting from willful misfeasance, bad faith, or negligence in the performance of Tidal’s duties or reckless disregard of obligations and duties of Tidal.

The Sub-Advisory Agreement provides that it will remain in effect for an initial two-year term after August [25], 2026, the effective date of the agreement, unless sooner terminated as provided in the agreement. The Sub-Advisory Agreement will continue in force from year to year thereafter so long as it is specifically approved at least annually in the manner required by the 1940 Act. The Sub-Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act) or upon termination of the Advisory Agreement. The Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, (i) by the Board, (ii) by the vote of a majority of the outstanding voting securities of the Managed Futures Strategy ETF, (iii) by the Advisor on 60 days’ written notice to Tidal, or (ii) by Tidal on 60 days’ written notice to the Trust and the Advisor.

Pursuant to the Sub-Advisory Agreement, Tidal is entitled to receive the following sub-advisory fees based on the Managed Futures Strategy ETF’s average daily net assets: 0.0800% on the first $250 million of average daily net assets; 0.0725% on average daily assets from $250,001,000 to $499,999,000; and 0.0650% on average daily net assets above $500 million. All sub-advisory fees with respect to the Managed Futures Strategy ETF are paid by the Advisor and not the Managed Futures Strategy ETF. Because the Advisor pays Tidal, there is no “duplication” of advisory fees paid.

The Sub-Advisory Agreement between the Advisor and Tidal is attached as Exhibit B to this Information Statement. A copy of the Sub-Advisory Agreement is on file with the SEC and available on the EDGAR Database on the SEC’s internet website (www.sec.gov).

V.	Board Considerations

At its meeting held on July 21, 2026, in connection with its review of the Sub-Advisory Agreement, the Trustees discussed, among other things, the nature, extent and quality of the services to be provided by Tidal with respect to the Managed Futures Strategy ETF; the proposed sub-advisory fees to be paid to Tidal; and the potential benefits to Tidal expected to result from its relationship with the Managed Futures Strategy ETF. In advance of the meeting, the Board received information about Tidal and the Sub-Advisory Agreement with Tidal, certain portions of which are discussed below. The materials, among other things, included information with respect to: (i) Tidal’s organization and financial condition; (ii) information regarding the background, experience and compensation structure of relevant personnel who would be providing services to the Managed Futures Strategy ETF; (iii) information about fees charged by Tidal to comparable other products; (iv) information about the performance of comparable other products managed by Tidal; and (v) information about Tidal’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading.

In considering the approval of the Sub-Advisory Agreement, the Board and Independent Trustees considered a variety of factors, including those discussed below. The Board and Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

The Board considered the overall quality of services proposed to be provided by Tidal to the Managed Futures Strategy ETF. In doing so, the Board considered the specific responsibilities of Tidal as well as the qualifications, experience and responsibilities of the personnel who would be involved in the activities of the Managed Futures Strategy ETF. [The Board noted Tidal serves as investment advisor to other funds registered under the 1940 Act and had demonstrated an ability to manage such funds.] The Board also considered the overall quality of Tidal’s organization and operations and its compliance structure. The Board considered the Advisor’s favorable assessment of the nature and quality of the investment sub-advisory services expected to be provided to the Managed Futures Strategy ETF by Tidal and the Advisor’s recommendation to engage Tidal. Based on its review and the Advisor’s recommendation, the Board and the Independent Trustees concluded that Tidal had sufficient quality and depth of personnel, resources and investment methods necessary to perform its duties to the Managed Futures Strategy ETF under the proposed Sub-Advisory Agreement. In addition, with respect to performance, the Board considered that Tidal will not be involved in the Managed Futures Strategy ETF’s investment decisions; rather, Tidal will trade the ETF’s securities pursuant to the directions given by the Advisor, subject to the oversight of the Board. The Board and the Independent Trustees concluded that, based on the various factors they had reviewed, the nature, overall quality, and extent of the management services expected to be provided by Tidal would be satisfactory.

The Board noted that the fees payable to Tidal under the Sub-Advisory Agreement would be paid by the Advisor from the advisory fees that it receives from the Managed Futures Strategy ETF. The Board compared the advisory and sub-advisory fees in light of the respective services to be provided to the Managed Futures Strategy ETF by the Advisor and Tidal, respectively. The Board also reviewed information regarding the sub-advisory fees proposed to be charged by Tidal, and noted that Tidal serves as advisor to another registered investment company with similar objectives and policies as the Managed Futures Strategy ETF. The Trustees also noted that the sub-advisory fee to be charged by Tidal with respect to the Managed Futures Strategy ETF is lower than the fees Tidal charges to manage the registered investment company with similar strategies as the Managed Futures Strategy ETF.

The Board also considered the potential benefits to be received by Tidal as a result of its relationship with the Managed Futures Strategy ETF (other than its receipt of investment sub-advisory fees), including any research received from broker-dealers providing execution services for the Managed Futures Strategy ETF, beneficial effects from the review by the Trust’s Chief Compliance Officer of Tidal’s compliance program, and the intangible benefits of its association with the ETF generally and any favorable publicity arising in connection with the Managed Futures Strategy ETF’s performance. After further discussion, the Independent Trustees and the Board concluded that Tidal would have the capabilities, resources and personnel necessary to implement the Managed Futures Strategy ETF’s investment program, and that in light of the services to be provided by Tidal to the Managed Futures Strategy ETF, the compensation to be paid to it under the Sub-Advisory Agreement is fair and reasonable, and that approval of the Sub-Advisory Agreement is in the best interest of the Managed Futures Strategy ETF and its shareholders. The Board approved the Sub-Advisory Agreement with Tidal for an initial two-year term.

VI.	Information Regarding Tidal

Tidal Investments LLC, a Delaware limited liability company located at 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204, is an SEC-registered investment advisor. Pursuant to the Sub-Advisory Agreement, Tidal is responsible for implementing the Managed Futures Strategy ETF’s investment program by, among other things, trading portfolio securities and performing related services, and rebalancing the Managed Futures Strategy ETF’s portfolio in accordance with the investment strategy provided by the Advisor. Tidal is [wholly-owned] by TFG Buyer Holdings, Inc., located at [   ]. TFG Buyer Holdings, Inc. is wholly-owned by TFG Mezzanine Holdings, Inc., which is [wholly-owned] by TFG Upper Holdings, LLC, which is [wholly-owned] by TFG Parent Holdings, LLC. Insignia II-2 Aggregator Holdings, LLC has a controlling ownership interest in TFG Parent Holdings, LLC, and Insignia Capital Partners III, L.P. has a controlling ownership interest in Insignia II-2 Aggregator Holdings, LLC. Insignia Capital Partners III GP LLC is a general partner of Insignia Capital Partners III, L.P. Each parent entity of Tidal shares the same address.

The names and principal occupations of each principal executive officer of Tidal, located at 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204, are listed below.

Name	Principal Occupation/Title
Michael Venuto	Chief Investment Officer/Director
Gavin Filmore	Chief Executive Officers/Director
William Wollverton	Chief Compliance Officer
Douglas Rescho	Director
Guillermo Trias	Executive Chairman/Director
Michael Pellegrino	General Counsel
Eric Falkeis	Chief Operating Officer
Ronnie Riven	Chief Financial Officer
John Pestrichelli	Chief Trading Officer
Anthony Broglio	Director
TFG Buyer Holdings, Inc.	Unit Holder
Claire Du Plessis	Chief Marketing Officer

[Tidal does not serve as advisor or sub-advisor to other registered funds that have investment objectives and investment strategies similar to those of the Fund or the Managed Futures Strategy ETF.]

Andy Hicks serves as SVP of Trading for Tidal, having joined Tidal in 2025. Mr. Hicks previously served as Director of ETF Portfolio Management, Trading, and Research at SS&C ALPS Advisors for over ten years. Prior to SS&C ALPS Advisors, Mr. Hicks held roles as a Senior Equity Trader and Research Analyst with Virtus Investment Partners, specializing in equity and ETF trading, and a head equity trader for SCM Advisors. With over 20 years of experience, Mr. Hicks holds an accounting/ finance degree from Miami University (Ohio) and an MBA in Finance from the University of Colorado – Denver.

VII.	Brokerage Commissions

For the fiscal year ended October 31, 2025, the Fund did not pay brokerage commissions to any broker 1) that is an affiliated person of the Fund; 2) that is an affiliated person of such person; or 3) an affiliated person of which is an affiliated person of the Fund, its investment adviser, principal underwriter, or administrator.

VIII.	General Information

The principal executive offices of the Trust are located at 235 West Galena Street, Milwaukee, Wisconsin 53212. The Trust’s co-administrators are Mutual Fund Administration, LLC, which is located at 2220 E. Route 66, Suite 226, Glendora, California 91740, and UMB Fund Services, Inc., which is located at 235 West Galena Street, Milwaukee, Wisconsin 53212. UMB also serves as the Trust’s transfer agent. The Fund’s distributor is Distribution Services, LLC, which is located at 190 Middle Street, Suite 301, Portland, Maine 04101. The Fund’s custodian is UMB Bank, n.a., 928 Grand Boulevard, 5th Floor, Kansas City, Missouri 64106. Counsel to the Trust and the Independent Trustees is Morgan, Lewis & Bockius LLP, which is located at 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626.

The Trust will furnish, without charge, a copy of the most recent annual report and semi-annual report to shareholders of the Fund upon request. Requests for such reports should be directed to the Fund at 235 West Galena Street, Milwaukee, Wisconsin 53212 or by calling 1-833-829-0010, or by accessing the Fund’s website at website https://www.mast-funds.com, or by calling the Fund at 1-833-829-0010.

EXHIBIT A

Shareholders Owning Beneficially or of Record More than 5% of any Class of the Mast Managed Futures Strategy Fund:

Shareholder	Percentage of Total Outstanding Shares of the Fund as of July 31, 2026
Class A

Class C

Class I

[As of July 31, 2026, none of the Trustees and officers of the Trust owned any shares of the Mast Managed Futures Strategy Fund.]

EXHIBIT B

FORM OF DELEGATED SERVICES

SUB-ADVISORY AGREEMENT

This Delegated Services Sub-Advisory Agreement (the “Agreement”) is made as of this [   ] day of [   ], 2026 by and between Manteio Scalable Technologies LLC, a Delaware limited liability company, with its principal place of business at 111 Town Square Place, Suite 1203, Jersey City, New Jersey 07310 (the “Adviser”), and Tidal Investments LLC, a Delaware limited liability company, with its principal place of business at 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204 (the “Sub-Adviser”), with respect to the series of Investment Managers Series Trust III (the “Trust”) identified on Schedule A to this Agreement, as may be amended from time to time (each, a “Fund,” and collectively, the “Funds”).

BACKGROUND

A.           The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engages in the business of providing investment advisory services.

B.           The Adviser has entered into an Investment Advisory Agreement dated as of [   ], as amended, (the “Investment Advisory Agreement”) with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on behalf of the Funds.

C.           The Sub-Adviser is registered as an investment adviser under the Advisers Act and engages in the business of providing investment advisory services.

D.           The Investment Advisory Agreement contemplates that the Adviser may appoint one or more sub-advisers to perform some or all of the services for which the Adviser is responsible.

E.           Subject to the terms of this Agreement, the Sub-Adviser is willing to furnish such services to the Adviser and each Fund.

TERMS

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sufficiency of which is hereby acknowledged, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1.           Appointment of the Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to act as an investment sub-adviser for each Fund (or each portion of a Fund’s assets allocated to the Sub-Adviser by the Adviser), subject to the supervision and oversight of the Adviser and the Board of Trustees of the Trust (the “Board”), and in accordance with the terms and conditions of this Agreement. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser except as expressly authorized in this Agreement or another writing by the Trust, the Adviser and the Sub-Adviser. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.           Sub-Advisory Services. The Sub-Adviser shall be responsible, at the direction of the Adviser, for the portfolio management services described herein, including managing each Fund’s daily creation and redemption and portfolio rebalancing processes, as needed. Portfolio management duties shall include, but not be limited to, in consultation with the Adviser or its delegate, performing daily monitoring of: (i) Fund positions and variances from the most recently received portfolio disposition and creation unit basket instructions from the Adviser or its delegate, (ii) portfolio positioning with investment guidelines and alignment with a Fund’s target strategy, (iii) adherence to cash and holdings reconciliations and related trading of cash positions, and (iv) overall portfolio risk management with respect to daily portfolio disposition and acquisition activities. The Sub-Adviser will provide necessary reporting to the Adviser or its delegate in order to fulfill its portfolio management duties and obligations. The Sub-Adviser shall also implement trading decisions for each Fund in accordance with instructions provided by the Adviser in writing pursuant to mutually agreed upon notification protocols. In the event the Sub-Adviser requires clarification on a particular Adviser instruction (e.g., due to a potential regulatory or compliance issue), the Sub-Adviser will seek guidance from the Adviser prior to executing any transaction in question. The Sub-Adviser shall also assist in liquidity and valuation determinations for portfolio assets where reasonably requested by the Adviser. The Sub-Adviser will work together with the Adviser or its delegates to resolve trade and reconciliation discrepancies.

The Adviser hereby grants the Sub-Adviser the authority to exercise full trading authority (subject to the Adviser’s instructions and oversight) for each Fund with respect to creation unit, redemption and rebalancing processes, including corresponding with the Authorized Participants, and implementing activities necessary or incidental thereto. For the avoidance of doubt, the Adviser hereby grants the Sub-Adviser the discretionary authority for each Fund to execute in-kind transfers and other portfolio transactions in connection with the creation and redemption of Fund shares through creation units. The Sub-Adviser shall have the authority to select broker-dealers to effect trade executions in its sole discretion (subject to its best execution obligations as stated in Section 7). The Sub-Adviser may consider input from the Adviser regarding broker selection or trading strategies; while retaining discretion over such decisions to act in a manner consistent with its best execution obligations.

The Adviser acknowledges and agrees that the Sub-Adviser’s pre-trade reviews shall not be construed to transfer or limit the Adviser’s ultimate responsibility for ensuring that all investment decisions and instructions comply with applicable law, regulation, and Fund governing documents.

The Sub-Adviser acknowledges that the Board retains ultimate authority over the Funds and may take any and all actions necessary and reasonable to protect the interests of the Funds’ shareholders.

3.	Representations of the Sub-Adviser.

3.1.	The Sub-Adviser has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement.

3.2.	The Sub-Adviser is registered as an investment adviser under the Advisers Act and has provided its current Form ADV, including the firm brochure and applicable brochure supplements to the Adviser.

3.3.	The Sub-Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Adviser and the Trust (i) of any material changes in its insurance policies or insurance coverage or (ii) if any material claims will be made on its insurance policies. Furthermore, the Sub-Adviser shall upon reasonable request provide the Adviser and the Trust with any information they may reasonably require concerning the amount of or scope of such insurance.

3.4.	None of the Sub-Adviser, its affiliates, or any officer, director or employee of the Sub-Adviser or its affiliates is subject to any event set forth in Section 9 of the 1940 Act that would disqualify the Sub-Adviser from acting as an investment adviser to an investment company under the 1940 Act. The Sub-Adviser will promptly notify the Adviser and the Trust upon the Sub-Adviser’s discovery of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

3.5.	The Sub-Adviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Sub-Adviser, its employees, officers, and agents. Upon reasonable notice to and reasonable request, the Sub-Adviser shall provide the Adviser and the Trust with access to the records relating to such policies and procedures as they relate to the Funds. The Sub-Adviser will also provide, at the reasonable request of the Adviser or the Trust, periodic certifications, in a form reasonably acceptable to the Adviser or the Trust, attesting to such written policies and procedures.

3.6.	The Sub-Adviser shall implement and maintain a business continuity plan and policies and procedures reasonably designed to prevent, detect and respond to cybersecurity threats and to implement such internal controls and other safeguards as the Sub-Adviser reasonably believes are necessary to protect each Fund’s confidential information and the nonpublic personal information of Fund shareholders. The Sub-Adviser shall promptly notify the Adviser and the Trust of any material violations or breaches of such policies and procedures, including, for the avoidance of doubt, any material business continuity events.

3.7.	The Sub-Adviser will not engage in any futures transactions, options on futures transactions or transactions in other commodity interests on behalf of a Fund prior to the Sub-Adviser becoming registered or filing a notice of exemption on behalf of the Fund with the National Futures Association (the “NFA”).

3.8.	The Sub-Adviser agrees to provide reasonable assistance with the liquidity classifications required under each Fund’s liquidity risk management program.

4.	Representations of the Adviser.

4.1.	The Adviser has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement.

4.2.	The Adviser is registered as an investment adviser under the Advisers Act. None of the Adviser, its affiliates, or any officer, manager, partner or employee of the Adviser or its affiliates is subject to any event set forth in Section 9 of the 1940 Act that would disqualify the Adviser from acting as an investment adviser to an investment company under the 1940 Act. The Adviser will promptly notify the Sub-Adviser upon the Adviser’s discovery of an occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Adviser agrees to comply with the requirements of the 1940 Act, the Advisers Act, the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act and the rules and regulations thereunder, as applicable, as well all other applicable federal and state laws, rules, and regulations, and any exchange listing requirements, that relate to the Adviser’s services described hereunder and to the conduct of its business as a registered investment adviser and to maintain all licenses and registrations necessary to perform its duties hereunder in good order. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing.

4.3.	The Adviser has the authority under the Investment Advisory Agreement to appoint the Sub-Adviser.

4.4.	The Adviser further represents and warrants that it has received a copy of the Sub-Adviser’s current Form ADV.

4.5.	The Adviser has provided the Sub-Adviser with each Fund’s most current prospectus and statement of additional information contained in each Fund’s registration statement, as in effect from time to time. The Adviser shall promptly furnish to the Sub-Adviser copies of all material amendments or supplements to the foregoing documents.

4.6.	The Adviser or its delegate will provide timely information to the Sub-Adviser regarding such matters as inflows to and outflows from each Fund and the cash requirements of, and cash available for investment in, the Fund.

4.7.	The Adviser or its delegate will timely provide the Sub-Adviser with copies of monthly accounting statements for each Fund, and such other information as may be reasonably necessary or appropriate in order for the Sub-Adviser to perform its responsibilities hereunder.

4.8.	The Adviser agrees that the Sub-Adviser may rely on specific information, instructions or requests made to the Sub-Adviser by the Adviser with respect to the management of each Fund’s assets, provided that the Sub-Adviser believes, in good faith, that such information, instructions or requests are reliable.

5.             Compliance. The Sub-Adviser agrees to comply with the requirements of the 1940 Act, the Advisers Act, the 1933 Act, the 1934 Act, the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services it provides hereunder and to the conduct of its business as a registered investment adviser and to maintain all licenses and registrations necessary to perform its duties hereunder in good order. The Adviser shall be responsible for ensuring that the instructions and guidance it provides to the Sub-Adviser comply with (a) the objectives, policies, and restrictions set forth in each Fund’s registration statement, as amended or supplemented, and with any policies, guidelines, instructions, and procedures approved by the Board, and (b) applicable federal and state laws, rules, and regulations, including those related to trades, Regulation M, and other similar requirements. The Sub-Adviser shall be entitled to rely on such instructions and guidance from the Adviser in performing its obligations under this Agreement.

6.	Proxy Voting.

The Sub-Adviser shall have no proxy voting authority or responsibilities with respect to the Funds’ proxy voting obligations.

7.             Brokerage. The Adviser has delegated trading authority to the Sub-Adviser and, to that end, the Sub-Adviser shall have the trading authority set forth below in this Section 7 (Brokerage) for each Fund’s entire portfolio.

7.1.	The Sub-Adviser shall arrange for the placing and execution of Fund orders for the purchase and sale of portfolio securities with members of securities exchanges, brokers, dealers, futures commission merchants, issuers, and other permissible intermediaries, and may negotiate brokerage commissions, if applicable, and other transaction terms. The Sub-Adviser shall seek to obtain “best execution” consistent with its relevant policies and procedures and its obligations under applicable laws and regulations considering all circumstances. The Sub-Adviser is authorized to place orders for the purchase and sale of portfolio securities for the Funds with such members of securities exchanges, brokers, dealers, futures commission merchants, issuers, and other permissible intermediaries as it may select from time to time. The Sub-Adviser is authorized to execute account documentation, agreements, contracts and other documents on behalf of the Funds, as the Sub-Adviser shall be requested by brokers, dealers or other intermediaries, counterparties and other persons or entities in connection with the services provided hereunder. Subject to Section 7.2 below, the Sub-Adviser is also authorized to place transactions with brokers who provide research or statistical information or analyses to the Funds, to the Sub-Adviser, or to any other client for which the Sub-Adviser provides investment advisory services. The Sub-Adviser also agrees that it will cooperate with the Trust and the Adviser to allocate brokerage transactions to brokers or dealers who provide benefits directly to the Funds; provided, however, that such allocation comports with applicable law including, without limitation, Rule 12b-1(h) under the 1940 Act. Should the Adviser elect the right to direct brokerage, the Sub-Adviser and its delegates shall not be obligated to seek best execution on such directed brokerage transactions. The Sub-Adviser will provide the Adviser a monthly report with a list of executing brokers and metrics on executing brokers, including but not limited to a summary of commissions and soft-dollar arrangements, if any, and confirm adherence to best execution obligations.

7.2.	Notwithstanding the provisions of Section 7.1 above and subject to such policies and procedures as may be adopted by the Board and officers of the Trust or the direction of the Adviser and consistent with Section 28(e) of the 1934 Act, the Sub-Adviser is authorized to cause a Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Sub-Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Funds.

7.3.	The Sub-Adviser is authorized to direct portfolio transactions to a broker that is an affiliated person of the Adviser, the Sub-Adviser, or the Funds in accordance with such standards and procedures as may be approved by the Board in accordance with Rule 17e-1 under the 1940 Act, or other rules or guidance promulgated by the Securities and Exchange Commission (“SEC”). Any transaction placed with an affiliated broker must (i) be placed at best execution, and (ii) may not be a principal transaction.

7.4.	On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Sub-Adviser, the Sub-Adviser to the extent permitted by applicable laws and regulations and subject to its policies on trade aggregation and allocation, is authorized to aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner which the Sub-Adviser considers to be equitable and consistent with its fiduciary obligations to the Funds and to its other clients over time and subject to its policies on trade aggregation and allocation.

7.5.	Subject to Section 5 (e.g., adherence to each Fund’s registration statement), the Sub-Adviser may, at the direction of the Adviser, make decisions for the Fund as to derivative instruments and foreign currency matters and make determinations as to the retention or disposition of derivative instruments, foreign currencies or securities or other instruments denominated in foreign currencies, or derivative instruments based upon foreign currencies, including forward foreign currency contracts and options and futures on foreign currencies, and may execute and perform the same on behalf of a Fund. The Sub-Adviser, on behalf of each Fund, is authorized to negotiate ISDA master agreements and related documents, and to open accounts and take other necessary or appropriate actions related thereto.

8.	Records/Reports.

8.1.	Recordkeeping. The Sub-Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Funds, except as otherwise provided herein or as may be necessary for the Sub-Adviser to supply to the Adviser for purposes including a full shadow reconciliation, the Board or the Trust’s chief compliance officer (the “Chief Compliance Officer”) the information required to be supplied under this Agreement.

8.2.	The Sub-Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Sub-Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, sub-administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the “Funds’ Books and Records”). The Funds’ Books and Records shall be available to the Adviser, the Board and the Chief Compliance Officer at any time upon request, shall be delivered to the Adviser upon the termination of this Agreement and shall be available without delay during any day the Adviser is open for business.

8.3.	Holdings Information and Pricing. The Sub-Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Adviser and the Board from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose. The Sub-Adviser agrees to notify the Adviser as promptly as practicable if the Sub-Adviser reasonably believes that the value of any security held by a Fund may not reflect its fair value. The Sub-Adviser agrees to provide any pricing information of which the Sub-Adviser is aware to the Trust, the Board, the Adviser and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating each Fund’s net asset value in accordance with procedures and methods established by the Board.

8.4.	Cooperation with Agents of the Trust. The Sub-Adviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Trust, the Chief Compliance Officer, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

8.5.	Information and Reporting. The Sub-Adviser shall provide the Adviser and the Trust, and its respective officers, with such periodic reports concerning the obligations the Sub-Adviser has assumed under this Agreement as the Board or the Adviser may from time to time reasonably request.

8.6.	Notification of Breach/Compliance Reports. The Sub-Adviser shall notify the Adviser upon detection of (i) any material failure by the Sub-Adviser to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach by the Sub-Adviser of any of the Funds’ or the Sub-Adviser’s policies, guidelines or procedures. The Sub-Adviser agrees to seek to correct any such Sub-Adviser caused failure promptly and to take any action that the Adviser or the Board may reasonably request in connection with any such breach. Upon request, the Sub-Adviser shall also provide information reasonably requested by the Adviser or the officers of the Trust in connection with the preparation of certifications of Fund financial statements and the Trust’s disclosure controls adopted pursuant to the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations adopted thereunder; provided, however, that the Sub-Adviser shall not be required to provide any certifications or sub-certifications under the Sarbanes-Oxley Act, such certifications remaining the responsibility of the appropriate officers of the Trust and/or the Adviser. The Sub-Adviser agrees to inform the Trust of any material development related to a Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act. The Sub-Adviser will promptly notify the Adviser in the event (i) the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust or the Adviser (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Sub-Adviser with the federal or state securities laws or (ii) an actual change in control of the Sub-Adviser resulting in an “assignment” (as defined in the 1940 Act) that has occurred or is otherwise proposed to occur.

8.7.	Board and Filings Information. The Sub-Adviser will also provide the Adviser and the Board with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the SEC. The Sub-Adviser will make its officers and employees available to meet with the Board from time to time on reasonable notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be requested by the Board under Section 15(c) of the 1940 Act in order for the Board to evaluate this Agreement or any proposed amendments thereto.

8.8.	Transaction Information. The Sub-Adviser shall furnish to the Adviser, the Board or a designee such information concerning portfolio transactions as may be necessary to enable the Adviser, the Board or a designated agent to perform such compliance testing on the Funds and the Sub-Adviser’s services as the Adviser may, in its sole discretion, determine to be appropriate. The provision of such information by the Sub-Adviser to the Adviser, the Board or a designated agent in no way relieves the Sub-Adviser of its own responsibilities under this Agreement.

9.             Code of Ethics. The Sub-Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Adviser and Trust. The Sub-Adviser shall ensure that its Access Persons (as defined in the Sub-Adviser’s Code of Ethics) comply in all material respects with the Sub-Adviser’s Code of Ethics, as in effect from time to time. Upon request, the Sub-Adviser shall provide the Adviser and the Trust with a copy of the Sub-Adviser’s current Code of Ethics, as in effect from time to time. The Sub-Adviser certifies that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Adviser’s Code of Ethics. Annually, the Sub-Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Sub-Adviser’s Code of Ethics to the Adviser and Trust. The Sub-Adviser shall respond to requests for information from the Adviser and the Trust as to violations of the Code of Ethics by Access Persons and the sanctions imposed by the Sub-Adviser. The Sub-Adviser shall notify the Adviser of any material violation of the Code of Ethics, whether or not such violation relates to a security held by any Fund.

10.           Members and Employees. Members and employees of the Sub-Adviser may be trustees, officers or employees of the Trust.

11.           Custody. Nothing in this Agreement shall permit the Sub-Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

12.           Compensation.

12.1.	Sub-Advisory Fee. During the term of this Agreement, the Sub-Adviser shall bear its own costs of providing services under this Agreement. The Adviser agrees to pay to the Sub-Adviser or its designated paying agent, an annual sub-advisory fee equal to the percentage of the daily average net assets of each Fund shown on Schedule A attached hereto, payable on a monthly basis. Fees will be calculated and paid by the fund administrator, Mutual Fund Administration, LLC, on behalf of the Adviser.

12.2.	The sub-advisory fee shall be paid on the same schedule as, and to align with, the payment of the Adviser’s advisory fee under the Investment Advisory Agreement, with such payments to be made within 45 days following the beginning of the calendar month preceding the month in which such fees accrued. The initial fee under this Agreement shall be payable within 15 days after the start of the first month following the effective date of this Agreement with respect to a Fund and shall be prorated as set forth below. If this Agreement is terminated with respect to a Fund prior to the end of any calendar month, the sub-advisory fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 45 days after the date of termination.

12.3.	The Sub-Adviser shall look exclusively to the Adviser for payment of the sub-advisory fee.

13.           Non-Exclusivity. The services to be rendered by the Sub-Adviser under the provisions of this Agreement are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be materially impaired thereby. Without limiting the foregoing, the Sub-Adviser, its members, employees and agents may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm, entity or individual, and may render underwriting services to the Trust on behalf of a Fund or to any other investment company, corporation, association, firm, entity or individual.

14.           Liability and Standard of Care.

14.1.	The Sub-Adviser shall exercise due care and diligence and use the same skill and care in providing its services hereunder as it uses in providing services to other investment companies, accounts and customers, but the Sub-Adviser and its affiliates and their respective agents, control persons, directors, officers, employees, supervised persons and access persons shall not be liable for any action taken or omitted to be taken by the Sub-Adviser in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which the Trust, a Fund or any shareholder of a Fund may have under any federal securities law or state law the applicability of which is not permitted to be contractually waived.

14.2.	The Sub-Adviser shall indemnify the Trust, each Fund, the Adviser and each of their respective affiliates, agents, control persons, directors, members of the Board, officers, employees and shareholders (the “Adviser Indemnified Parties”) against, and hold them harmless from, any costs, expense, claim, loss, liability, judgment, fine, settlement or damage (including reasonable legal and other expenses) (collectively, “Losses”) arising out of any claim, demands, actions, suits or proceedings (civil, criminal, administrative or investigative) asserted or threatened to be asserted by any third party (collectively, “Proceedings”) in so far as such Loss (or actions with respect thereto) arises out of or is based upon: (i) any material misstatement or omission of a material fact in information regarding the Sub-Adviser furnished in writing to the Adviser by the Sub-Adviser for use in a Fund’s registration statement, proxy materials or reports filed with the SEC; or (ii) the willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties of the Sub-Adviser in the performance of its duties under this Agreement (collectively, “Sub-Adviser Disabling Conduct”).

14.3.	Notwithstanding anything to the contrary contained herein, the Sub-Adviser, its affiliates and their respective agents, control persons, directors, partners, officers, employees, supervised persons and access persons shall not be liable to, nor shall they have any indemnity obligation to, the Adviser, its officers, directors, agents, employees, controlling persons or shareholders or to a Fund, Trust or their shareholders for: (i) any material misstatement or omission of a material fact in a Fund’s Prospectus, registration statement, proxy materials or reports filed with the SEC, unless and to the extent such material misstatement or omission was made in reliance upon, and is consistent with, the information furnished to the Adviser by the Sub-Adviser specifically for use therein; (ii) any action taken or failure to act in good faith reliance upon (A) information, instructions or requests, whether oral or written, with respect to a Fund made to the Sub-Adviser by a duly authorized officer of the Adviser or the Trust; (B) the advice of counsel to the Trust; or (C) any written instruction of the Board; or (iii) acts of the Sub-Adviser which result from or are based upon acts or omissions of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by Adviser, which records are not also maintained by the Sub-Adviser; provided, however, that the limitations on the Sub-Adviser’s liability and indemnification obligations described in (i) through (iii) above shall not apply with respect to, and to the extent, any portion of liability is attributable to Sub-Adviser Disabling Conduct.

14.4.	The Sub-Adviser shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results, either relative or absolute, will be achieved.

14.5.	For the avoidance of doubt, neither Fund shareholders nor the members of the Board shall be personally liable under this Agreement.

14.6.	The Adviser shall indemnify the Sub-Adviser and each of its respective affiliates, agents, control persons, directors, officers, employees and shareholders (the “Sub-Adviser Indemnified Parties”) against, and hold them harmless from, any Losses arising out of any Proceedings in so far as such Loss (or actions with respect thereto) arises out of or is based upon: (i) any material misstatement or omission of a material fact in information regarding the Adviser furnished by or on behalf of the Adviser in writing for use in a Fund’s registration statement, proxy materials or reports filed with the SEC; or (ii) the willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties of the Adviser in the performance of its duties under this Agreement (collectively, “Adviser Disabling Conduct”).

15.	Term/Approval/Amendments.

15.1.	This Agreement shall become effective with respect to a Fund, as of the date set forth on the Schedule A attached hereto, if approved: (i) by a vote of the Board, including a majority of those trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom), and (ii) by vote of a majority of a Fund’s outstanding securities (to the extent required under the 1940 Act). This Agreement shall continue in effect with respect to a Fund for an initial period of two years thereafter, and may be renewed annually thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board provided that in such event such renewal and continuance shall also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom).

15.2.	No material amendment to this Agreement shall be effective unless the terms thereof have been approved as required by the 1940 Act. The modification of any of the non-material terms of this Agreement may be approved by the vote, cast in person at a meeting called for such purpose (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom), of a majority of the Independent Trustees.

15.3.	In connection with such renewal or amendment, the Sub-Adviser shall furnish such information as may be reasonably necessary by the Adviser or the Board to evaluate the terms of this Agreement and any amendment thereto.

15.4.	This Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of a Fund, on sixty (60) days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser or Sub-Adviser on sixty (60) days’ written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event the Investment Advisory Agreement between the Adviser and the Trust is assigned (as defined in the 1940 Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice. This Agreement will also automatically terminate in the event of its assignment (as defined in the 1940 Act) unless the parties hereto, by agreement, obtain an exemption from the SEC from the provisions of the 1940 Act pertaining to the subject matter of this subsection.

16.	Use of the Sub-Adviser’s Name.

16.1.	The parties agree that the name of the Sub-Adviser, the names of any affiliates of the Sub-Adviser and any derivative or logo or trademark or service mark or trade name are the valuable property of the Sub-Adviser and its affiliates. The Adviser and the Trust shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect.

16.2.	Upon termination of this Agreement, the Adviser and the Trust shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names. The Adviser and the Trust agree that they will review with the Sub-Adviser any advertisement, sales literature, or notice prior to its use that makes reference to the Sub-Adviser or its affiliates or any such name(s), derivatives, logos, trademarks, service marks or trade names so that the Sub-Adviser may review the context in which it is referred to, it being agreed that the Sub-Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for purposes of the 1940 Act or other applicable laws and regulations. If the Adviser or the Trust makes any unauthorized use of the Sub-Adviser’s names, derivatives, logos, trademarks or service marks or trade names, the parties acknowledge that the Sub-Adviser shall suffer irreparable harm for which monetary damages may be inadequate and thus, the Sub-Adviser shall be entitled to injunctive relief, as well as any other remedy available under law.

17.          Nonpublic Personal Information. Notwithstanding any provision herein to the contrary, the Sub-Adviser agrees on behalf of itself and its directors, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Adviser and the Trust (a) all records and other information relative to each Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Adviser or the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Sub-Adviser. Such written approval shall not be unreasonably withheld by the Adviser or the Trust and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

18.          Anti-Money Laundering Compliance. The Sub-Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Sub-Adviser agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Sub-Adviser, now and in the future. The Sub-Adviser further agrees to provide to the Trust, the Trust’s administrator, sub-administrator and/or the Trust’s anti-money laundering compliance officer such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Sub-Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

19.           Notices. Any notice required or permitted to be given by either party to the other shall be in writing and shall be deemed to have been given on the date delivered personally or by courier service, or three days after sent by registered or certified mail, postage prepaid, return receipt requested, or on the date sent and confirmed received by email to the other party’s address set forth below, or such other address(es) as may be specified in writing by one party to the other party.

Notices to Adviser shall be sent to:

Manteio Scalable Technologies LLC

111 Town Square Place, Suite 1203

Jersey City, NJ 07310

Attn: Jordan Dermon, COO

Email: jordandermon@manteiocapital.com

Notices to Sub-Adviser shall be sent to:

Tidal Investments, LLC

234 W. Florida Street, Suite 700

Milwaukee, WI 53204

Attn: Chief Executive Officer

Email: [__________]

20.          Successors. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

21.          Meanings. For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities;” “interested persons;” and “assignment” shall have the meaning defined in the 1940 Act or the rules promulgated thereunder; subject, however, to such exemptions as may be granted by the SEC under the 1940 Act or any interpretations of the SEC staff.

22.          Entire Agreement and Amendments. This Agreement represents the entire agreement among the parties with regard to the investment management matters described herein and may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto except as otherwise noted herein.

23.           Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

24.          Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of the state of Delaware and the Adviser and Sub-Adviser consent to the jurisdiction of courts, both state or federal, in Delaware, with respect to any dispute under this Agreement.

25.          Section Headings. The headings of sections contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

26.          Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have this Agreement to be executed by their duly authorized officers on the day and year first written above.

MANTEIO SCALABLE TECHNOLOGIES LLC

By:
Name:
Title:

TIDAL INVESTMENTS LLC

By:
Name:
Title:

Schedule A

to the

Delegated Services Sub-Advisory Agreement

by and between

Manteio Scalable Technologies LLC

and

Tidal Investments LLC

As of: [     ]

Fund Names	Effective Date of Sub-Advisory Agreement	Sub-Advisory Fee Rate
Mast HedgeIndex Corporate Arbitrage ETF	August [ ], 2026	0.08%[1]
Mast HedgeIndex Managed Futures Strategy ETF	August [ ], 2026	0.08%[1]
Mast HedgeIndex Adaptive Equities ETF	August [ ], 2026	0.08%[1]
Mast HedgeIndex Strategic Commodities ETF	August [ ], 2026	0.08%[1]

¹	0.0800% on the first $250,000,000; 0.0725% on assets from $250,001,000 to $499,999,000; and 0.0650% above $500,000,000